EXHIBIT 99.1

INTL FCStone Inc. Reports Fiscal 2011 Third Quarter Financial Results
Adjusted operating revenues grow 43%
Adjusted net income up 80%
New York, NY – August 9, 2011 – INTL FCStone Inc. (the ‘Company’; NASDAQ: INTL) today announced its fiscal 2011 third quarter financial results for the three and nine months ended June 30, 2011. Certain financial metrics discussed in this press release are non-GAAP, reflecting marked-to-market differences in the Company’s Commodity & Risk Management Services segment. A reconciliation of those metrics to GAAP equivalents is provided in the table below, and further discussion of the use of non-GAAP metrics will be provided in the Company’s Form 10-Q to be filed with the Securities and Exchange Commission (“SEC”).
Sean O’Connor, CEO of INTL FCStone Inc., stated, “We are pleased with the quarter's results which show sustained revenue and earnings growth as we expand our footprint and leverage the new capabilities acquired over the last two years. Our ROE for the year to date period is now 13%, slightly below our target of 15%, but compares well to the financial sector generally.”

INTL FCStone Inc. Summary Financials
Consolidated financial statements for the Company will be included in the Company’s quarterly report on Form 10-Q to be filed with the SEC. The Form 10-Q will also be made available on the Company’s website at www.intlfcstone.com.

	Three Months Ended June 30,			Nine Months Ended June 30,
(Unaudited) (in millions, except share and per share amounts)	2011	2010	% Change	2011	2010	% Change
Total operating revenues	$105.4	$78.2	35%	$315.1	$203.1	55%
Interest expense	2.0	2.7	(26)%	9.1	7.5	21%
Net revenues	103.4	75.5	37%	306.0	195.6	56%
Compensation and benefits	44.0	25.9	70%	129.6	73.0	78%
Clearing and related expenses	18.0	17.9	1%	58.4	51.7	13%
Other non-interest expenses	24.1	18.3	32%	71.5	48.3	48%
Total non-interest expenses	86.1	62.1	39%	259.5	173.0	50%
Income from continuing operations, before tax	17.3	13.4	29%	46.5	22.6	106%
Income tax expense	7.0	4.8	46%	17.1	8.1	111%
Income from continuing operations	10.3	8.6	20%	29.4	14.5	103%
Income (loss) from discontinued operations, net of tax	—	(1.1)	(a)	0.2	(0.7)	(a)
Income before extraordinary loss	10.3	7.5	37%	29.6	13.8	114%
Extraordinary loss	—	(0.8)	(a)	—	(4.2)	(a)
Net income	10.3	6.7	54%	29.6	9.6	208%
Add: Net loss attributable to noncontrolling interests	0.1	—	(a)	0.2	0.3	(33)%
Net income attributable to INTL FCStone Inc. common stockholders	$10.4	$6.7	55%	$29.8	$9.9	201%

Earnings per share:
Basic
Income from continuing operations	$0.58	$0.50	16%	$1.67	$0.85	96%
Income (loss) from discontinued operations	—	(0.06)	(a)	0.01	(0.04)	(a)
Extraordinary loss	—	(0.05)	(a)	—	(0.24)	(a)
Net income attributable to INTL FCStone Inc. common stockholders	$0.58	$0.39	49%	$1.68	$0.57	195%

Diluted
Income from continuing operations	$0.55	$0.48	15%	$1.56	$0.83	88%
Income (loss) from discontinued operations	—	(0.06)	(a)	0.01	(0.04)	(a)
Extraordinary loss	—	(0.04)	(a)	—	(0.24)	(a)
Net income attributable to INTL FCStone Inc. common stockholders	$0.55	$0.38	45%	$1.57	$0.55	185%

Weighted average number of common shares outstanding:
Basic	17,901,613	17,335,362	3%	17,714,916	17,293,058	2%
Diluted	19,280,696	18,527,376	4%	19,308,661	17,841,999	8%

	Three Months Ended June 30,			Nine Months Ended June 30,
(Unaudited) (in millions, except share and per share amounts)	2011	2010	% Change	2011	2010	% Change
Segmental operating revenues (non-GAAP) reconciliation:
Total operating revenues, as reported (GAAP)	$105.4	$78.2	35%	$315.1	$203.1	55%
Marked-to-market adjustment	(1.9)	(5.6)	(66)%	(3.8)	(4.8)	(21)%
Adjusted operating revenues (non-GAAP) (b)	$103.5	$72.6	43%	$311.3	$198.3	57%

Represented by:
Commodity and risk management services	$63.6	$37.1	71%	$185.3	$94.8	95%
Foreign exchange	14.3	11.8	21%	41.8	35.8	17%
Securities	5.5	4.2	31%	23.2	14.6	59%
Clearing and execution services	15.9	17.0	(6)%	51.3	47.5	8%
Other	3.3	2.4	38%	9.2	6.8	35%
Corporate unallocated	0.9	0.1	800%	0.5	(1.2)	(a)
Adjusted operating revenues (non-GAAP) (b)	$103.5	$72.6	43%	$311.3	$198.3	57%

Net income attributable to INTL FCStone Inc. common stockholders (non-GAAP) reconciliation:
Net income attributable to INTL FCStone Inc. common stockholders, as reported (GAAP)	$10.4	$6.7	55%	$29.8	$9.9	201%
Exclude loss (income) from discontinued operations	—	1.1	(a)	(0.2)	0.7	(a)
Exclude extraordinary loss	—	0.8	(a)	—	4.2	(a)
Marked-to-market adjustment (non-GAAP)	(1.9)	(5.6)	(66)%	(3.8)	(4.8)	(21)%
Tax effect on marked-to-market adjustment at blended rate of 37.5% (non-GAAP)	0.7	2.1	(67)%	1.4	1.8	(22)%
Adjusted net income attributable to INTL FCStone Inc. common stockholders from continuing operations (non-GAAP) (c)	$9.2	$5.1	80%	$27.2	$11.8	131%

(a)	Comparison not meaningful.

(b)
Adjusted operating revenue is a non-GAAP measure that represents operating revenues adjusted by marked-to-market differences in the Company’s Commodity & Risk Management Services segment, as shown in the table. The table above reflects all reconciling items between the GAAP operating revenues and non-GAAP adjusted operating revenues. For a full discussion of management’s reasons for disclosing these adjustments, see ‘Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations’ in the Form 10-K for the fiscal year ended September 30, 2010.

(c)
Adjusted net income attributable to INTL FCStone Inc. common stockholders from continuing operations is a non-GAAP measure that represents net income attributable to INTL FCStone Inc. common stockholders adjusted by the after-tax marked-to-market differences in the Company’s Commodity & Risk Management Services segment, the extraordinary loss related to the decrease in net deferred tax assets related to the FCStone merger and the income from discontinued operations, net of tax. The table above reflects all reconciling items between the GAAP net income attributable to INTL FCStone Inc. common stockholders and non-GAAP adjusted net income attributable to INTL FCStone Inc. common stockholders from continuing operations.

Conference Call & Web Cast
A conference call will be held tomorrow, Wednesday, August 10, 2011 at 9:00 a.m. ET. A live web cast of the conference call as well as additional information to review during the call will be made available in PDF form on line on the Company’s corporate web site at http://www.intlfcstone.com. Participants can also access the call by dialing 1-888-724-9516 (within the United States), or 1-913-312-1463 (international callers) approximately ten minutes prior to the start time.
A replay of the call will be available at http://www.intlfcstone.com approximately two hours after the call has ended and will be available through August 17, 2011. To access the replay, dial 1-888-203-1112 (within the United States), or 1-719-457-0820 (international callers) and enter the replay passcode 213 6497.
About INTL FCStone Inc.
INTL FCStone Inc. (INTL) provides execution and advisory services in commodities, currencies and international securities. INTL’s businesses, which include the commodities advisory and transaction execution firm FCStone Group, serve more than 10,000 commercial customers in more than 100 countries through a network of offices in twelve countries around the world.
Further information on INTL is available at www.intlfcstone.com.
Forward Looking Statements
This press release includes forward-looking statements including statements regarding the combined company. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to INTL FCStone Inc., are intended to identify forward-looking statements.
These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by INTL FCStone Inc. with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.
These forward-looking statements speak only as of the date of this press release. INTL FCStone Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.
INTL FCStone Inc.
Investor inquiries:
Bill Dunaway, CFO
1-866-522-7188
bill.dunaway@intlfcstone.com